SECOND REVIVAL, RESTATEMENT AND AMENDMENT OF SALE OF SHARES AGREEMENT ("the Sale of Shares Agreement") EXECUTED BY AND BETWEEN GLOBAL AXCESS CORP. ("GAX"), CASH AXCESS CORPORATION (PROPRIETARY) LIMITED ("the company") and COIN SECURITY GROUP (PROPRIETARY) LIMITED ("Coin") on 1 SEPTEMBER 2006, AS REVIVED AND AMENDED IN TERMS OF AN AGREEMENT EXECUTED BETWEEN GAX, the company, Coin and INDUSTRIAL ELECTRONIC INVESTMENTS LIMITED ("IEI") on 29 SEPTEMBER 2006 ("the Umbrella Agreement")

and

FIRST REVIVAL, RESTATEMENT AND AMENDMENT OF THE FUNDING ADDENDUM AGREEMENT ("the Funding Addendum") EXECUTED BY AND BETWEEN GAX, the company and IEI on 29 SEPTEMBER 2006.

Whereas –

1 GAX, the company and Coin have entered into the Sale of Shares Agreement pursuant to which Coin purchased all of GAX's shares and claims against the company;

2 the Sale of Shares Agreement was subject to the fulfillment of certain suspensive conditions before or on 31 August 2006;

3 the suspensive conditions were not timeously fulfilled and the Sale of Shares Agreement lapsed on 1 September 2006;

4 the Sale of Shares Agreement was revived, restated and amended in terms of the Umbrella Agreement;

5 the Sale of Shares Agreement (as amended in terms of the Umbrella Agreement) provided that the suspensive conditions had to be fulfilled before or on 30 September 2006;

6 the suspensive conditions were not timeously fulfilled and the revived, restated and amended Sale of Shares Agreement lapsed a second time on 1 October 2006;

7 the parties to the Sale of Shares Agreement wish to restate and revive the Sale of Shares Agreement for a second time;

8 GAX, the company and IEI have entered into the Funding Addendum, which agreement was subject to certain suspensive conditions that had to be fulfilled by no later than 30 September 2006;

9 the suspensive conditions to the Funding Addendum were not timeously fulfilled and the Funding Addendum lapsed on 1 October 2006;

10 the parties to the Funding Addendum wish to restate and revive the Funding Addendum,

the parties agree as set out below.

GAX, Coin and the company, by their respective signatures hereto, agree to revive and restate the Sale of Shares Agreement (as amended in terms of the Umbrella Agreement) for a second time. The effect of the revival and restatement of the Sale of Shares Agreement pursuant to this document shall be the same as if the parties have resigned the Sale of Shares Agreement in its original format, but as amended pursuant to the Umbrella Agreement.

GAX, Coin and the company, by their respective signatures hereto, also agree to further amend the Sale of Shares Agreement (as already amended in terms of the Umbrella Agreement) by deleting the reference to "30 September 2006" **in clause 4.1.1 thereof and replacing such reference with a reference to** "31 October 2006".

GAX, the company and IEI, by their respective signatures hereto, agree to revive and restate the Funding Addendum. The effect of the revival

and restatement of the Funding Addendum pursuant to this document shall be the same as if the parties thereto have resigned the Funding Addendum in its original format.

GAX, the company and IEI, by their respective signatures hereto, also agree to amend the Funding Addendum by deleting the reference to "30 September 2006" **in clause 3.1 thereof and replacing such reference with a reference to** "31 October 2006".

This document may be signed in various counterparts, all of which read together shall constitute one agreement.

This document and its interpretation is subject to South African law.

The general provisions contained in clauses 7 to 13 of the Umbrella Agreement apply *mutatis mutandis* to this document.

George A. McQuain

For: Global Axcess Corp

Who warrants being duly authorized

Date: 10/11/06

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For: Cash Axcess Corporation (Proprietary) Limited

Who warrants being duly authorized

Date:________________

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For: Coin Security Group (Proprietary) Limited

Who warrants being duly authorized

Date:____________________

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For: Industrial Electronic Investments Limited

Who warrants being duly authorized

Date:____________________